1Q22 Financial Results April 19, 2022

2 Forward-looking statements and use of non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends as well as the potential effects of the COVID-19 disruption on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonaccrual assets, charge-offs and provision expense; • The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including through the integration of Investors and the HSBC branches; • The COVID-19 disruption and its effects on the economic and business environments in which we operate; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; • Greater than expected costs or other difficulties related to the integration of our business and that of Investors and the relevant HSBC branches; • The inability to retain existing Investors or HSBC clients and employees following the closing of the Investors and HSBC branch acquisitions; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, risk-weighted assets, capital impacts of strategic initiatives, market conditions and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 disruption on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our 2021 Annual Report on Form 10-K as filed with the United States Securities and Exchange Commission. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results, excluding HSBC, excluding acquisitions and excluding PPP. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on- going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period- to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

1Q22 GAAP financial summary

$s in millions	1Q22	4Q21	1Q21	Q/Q $/bps	Q/Q %	Y/Y $/bps	Y/Y %
Net interest income	$ 1,147	$ 1,126	$ 1,117	$ 21	2 %	$ 30	3 %
Noninterest income	498	594	542	(96)	(16)	(44)	(8)
Total revenue	1,645	1,720	1,659	(75)	(4)	(14)	(1)
Noninterest Expense	1,106	1,061	1,018	45	4	88	9
Pre-provision profit	539	659	641	(120)	(18)	(102)	(16)
Provision (benefit) for credit losses	3	(25)	(140)	28	NM	143	NM
Income before income tax expense	536	684	781	(148)	(22)	(245)	(31)
Income tax expense	116	154	170	(38)	(25)	(54)	(32)
Net income	$ 420	$ 530	$ 611	$ (110)	(21) %	$ (191)	(31) %
Preferred dividends	24	32	23	(8)	(25)	1	4
Net income available to common stockholders	$ 396	$ 498	$ 588	$ (102)	(20) %	$ (192)	(33) %
$s in billions							
Average interest-earning assets	$ 169.3	$ 168.0	$ 164.4	$ 1.3	1 %	$ 4.9	3 %
Average deposits	$ 155.1	$ 153.0	$ 146.6	$ 2.1	1 %	$ 8.4	6 %
Performance metrics							
Net interest margin[1]	2.75 %	2.66 %	2.75 %	9 bps		— bps	
Net interest margin, FTE[1]	2.75	2.66	2.76	9		(1)	
Loans-to-deposit ratio (period-end)	82.7	83.0	80.7	(33)		196	
ROACE	7.7	9.3	11.6	(161)		(392)	
ROTCE	11.4	13.6	17.2	(221)		(581)	
ROA	0.9	1.1	1.4	(22)		(46)	
ROTA	0.9	1.2	1.4	(23)		(47)	
Efficiency ratio	67.2	61.7	61.4	555		588	
Noninterest income as a % of total revenue	30 %	35 %	33 %	(500) bps		(300) bps	
FTEs[2]	17,843	17,463	17,405	380	2 %	438	3 %
Operating leverage					(8.6) %		(9.5) %
Per common share							
Diluted earnings	$ 0.93	$ 1.17	$ 1.37	$ (0.24)	(21) %	$ (0.44)	(32) %
Tangible book value	$ 30.97	$ 34.61	$ 32.79	$ (3.64)	(11) %	$ (1.82)	(6) %
Average diluted shares outstanding (in millions)	424.7	426.9	427.9	(2.2)	(1) %	(3.2)	(1) %

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

3

4 1Q22 Underlying financial summary(1) Q/Q Y/Y $s in millions 1Q22 4Q21 1Q21 $/bps % $/bps % Net interest income $ 1,147 $ 1,126 $ 1,117 $ 21 2% $ 30 3 % Noninterest income 498 594 542 (96) (16) (44) (8) Total revenue 1,645 1,720 1,659 (75) (4) (14) (1) Noninterest expense 1,058 1,010 998 48 5 60 6 Pre-provision profit 587 710 661 (123) (17) (74) (11) Provision (benefit) for credit losses (21) (25) (140) 4 16 119 85 Net income available to common stockholders $ 452 $ 537 $ 603 $ (85) (16) % $ (151) (25) % Performance metrics Noninterest income as a % of total revenue 30% 35% 33% (500) bps (300) bps Efficiency ratio 64.3 58.7 60.2 557 409 ROTCE 13.0% 14.6% 17.6% (162) bps (460) bps Diluted EPS $ 1.07 $ 1.26 $ 1.41 $ (0.19) (15) % $ (0.34) (24) % Tangible book value per share $ 30.97 $ 34.61 $ 32.79 $ (3.64) (11) % $ (1.82) (6) % See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 25.

5 Overview(1) See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 25. 1Q22 results reflect our diversified business model Credit trends favorable Strong capital, liquidity and funding ■ Credit remains excellent across retail and commercial; NCOs of 19 bps, up slightly from historically low 4Q21, NPLs to loans of 0.60%, up from 0.55% at 4Q21 ■ Allowance for credit losses coverage ratio of 1.43% ■ Strong capital levels with a CET1 ratio of 9.7%(2); compares with 9.9% in 4Q21 and 10.1% in 1Q21 ■ Period-end LDR ratio of 83% vs. 81% a year ago; average DDA up 11% YoY and down 1% QoQ, 31% of total deposits ■ TBV/share of $30.97, down 10.5% QoQ Prioritizing major strategic initiatives ■ Underlying net income of $476 million and EPS of $1.07 ■ Underlying PPNR of $587 million, down 17% from 4Q21 and down 11% from 1Q21 reflects lower fees, partially offset by higher NII – NII up 2% QoQ given 9 bps increase in net interest margin and strong loan growth – Interest-bearing deposit costs of 10 bps, down 3 bps QoQ – Fees of $498 million, down 16% QoQ given lower capital markets fees from prior quarter record ■ Average loans up 3% QoQ; Period-end loans up 2% ■ Underlying credit provision benefit of $21 million reflects the continuing strong credit performance across retail and commercial ■ Underlying ROTCE of 13.0% compares with 14.6% in 4Q21 and 17.6% in 1Q21 ■ Completed acquisitions of HSBC East Coast branches and national online deposits (the "HSBC transaction") on February 18th and Investors Bancorp on April 6th ■ TOP 7 making progress, targeting ~$100 million pre-tax run-rate benefit by YE2022 ■ Consumer: transformative national expansion strategy and digital transformation; growing Citizens PayTM, driving momentum in wealth, entering NYC Metro and New Jersey Markets ■ Commercial: enhancing coverage model, diversifying fee capabilities, expanding into high-growth sectors and supporting the growth of private capital

6 2.66% 0.09% 0.05% 0.01% (0.04)% (0.02)% 2.75% 4Q21 Lower Cash Asset Yields Funding Cost PPP Other 1Q22 $164.4B $166.3B $167.3B $168.0B $169.3B $1,117 $1,124 $1,145 $1,126 $1,147 2.76% 2.72% 2.72% 2.66% 2.75% 1Q21 2Q21 3Q21 4Q21 1Q22 ■ NII up 2% given loan growth and higher net interest margin, partially offset by the reduced benefit from PPP forgiveness (~$23 million) and the impact of lower day count (~$18 million) – NIM of 2.75%, up 9 bps reflecting the deployment of cash into loan growth and higher earning-asset yields, partially offset by a reduced benefit from PPP forgiveness (~(4) bps) – Interest-bearing deposit costs were down 3 bps to 10 bps Net interest income $s in millions, except earning assets NII and NIM Average interest-earning assets Net interest income NIM, FTE Robust loan growth and improved rate environment benefiting NII ■ NII up 3% given interest-earning asset growth of 3% and broadly stable NIM – NIM of 2.75%, down 1 basis point reflecting lower earning-asset yields, largely offset by the deployment of cash into loan growth – Interest-bearing deposit costs decreased to 10 bps from 20 bps NIM 4Q21 to 1Q22 Year-Over-Year Linked Quarter

Enhanced funding base will drive significant benefit from rising rates

Funding base much better positioned for current up-cycle

	Prior up-cycle	Current up-cycle
Period-end LDR	96%	83%
IB deposit costs	34 bps	10 bps
NIB to total deposits[1]	27%	32%
Consumer CDs / total deposits[1]	10.4%	2.9%
Floating rate wholesale funding / total liabilities[1][2]	6.1%	1.3%

Asset sensitivity

Prior up-cycle		Current up-cycle	
3Q15	4Q15[3]	4Q21	1Q22[3]
~7%	~6%	~10%	~7%[4]

(3) Quarter of first Fed rate hike
(4) ~6% pro forma for ISBC

	Instant +/- 25 bps quarterly impact vs. forward curve
Short-end	+/- ~$15-20
Long-end	+/- ~$5
Total	+/- ~$20-25

Note: Long-end is greater than 6 months

Dramatic improvement in funding base over-time

- **Funding mix favorable; significant strides in improving quality of deposit base over time**
  - Better starting point with lower LDR and lower interest-bearing deposit costs
  - Continue to grow noninterest-bearing deposits and reduce Consumer CDs as a percentage of total deposits
  - Enhanced Consumer and Commercial product offerings and enhanced tools to drive higher operating deposits
  - Advanced data and analytics to optimize deposit base and pricing
- Asset sensitivity higher than start of last up-cycle
- ~75% of exposure to the short-end; meaningful upside if rates increase beyond the April 6th forward curve

- Utilizing April 6th forward curve: 50 bp hike in May, 25 bp hikes in June, July, August and September, and 50 bp hike in November
  - Year-end 2022 Fed Funds target range of 2.25% to 2.50%; 10-year Treasury of 2.70%
- Expect ~35% cumulative IB deposit beta over full-rate cycle, significantly improved from ~43% in prior 3Q15-2Q19 cycle

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

7

Noninterest income

Record FX and derivatives; fee results reflect capital markets disruption and expected seasonality

$s in millions	1Q22	4Q21	1Q21	$ Q/Q	$ Y/Y
Capital markets fees	$ 93	$ 184	$ 81	$ (91)	$ 12
Service charges and fees	98	100	99	(2)	(1)
Mortgage banking fees	69	76	165	(7)	(96)
Card fees	60	65	55	(5)	5
Trust and investment services fees	61	60	58	1	3
Letter of credit and loan fees	38	41	38	(3)	—
FX and derivative products	51	35	28	16	23
Securities gains, net	4	1	3	3	1
Other income[1]	24	32	15	(8)	9
Noninterest income	$ 498	$ 594	$ 542	$ (96)	$ (44)

Noninterest income

$s in millions



$542
$485
$514
$594
$498
1Q21
2Q21
3Q21
4Q21
1Q22

Linked Quarter

- Noninterest income decreased 16%
  - Capital markets fees declined from record levels in 4Q21 reflecting lower M&A advisory, underwriting and loan syndication fees given market volatility, seasonal impacts and some pull-forward of transactions into 4Q21
  - Record FX and derivative products revenue reflects increased client interest-rate and commodities hedging activity
  - Mortgage banking fees lower reflecting a decline in gain-on-sale margin and seasonally lower production volume
  - Card fees and service charges and fees lower, reflecting seasonal impacts
  - Other income decline primarily reflects lower leasing income

Year-Over-Year

- Noninterest income down 8%
  - Mortgage banking fees declined reflecting lower gain-on-sale margins and production volumes
  - Record FX and derivative products revenue reflect increased client interest-rate and commodities hedging activity
  - Capital markets fees up $12 million, driven by higher loan syndication fees, partially offset by lower underwriting; includes $21 million of fees from acquisitions closed during the second half of 2021
  - Card fees up $5 million reflecting higher debit and credit card volumes
  - Wealth fees up $3 million reflecting an increase in AUM given strong inflows and higher equity market levels
  - Other income increased, primarily reflecting higher investment income

8

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

Noninterest expense(1)

Continued expense discipline and efficiency initiatives helping to combat inflation pressures

Underlying, as applicable $s in millions	1Q22	4Q21	1Q21	$ Q/Q	$ Y/Y
Salaries & employee benefits	$ 588	$ 546	$ 548	$ 42	$ 40
Equipment & software	148	144	148	4	—
Outside services	134	138	132	(4)	2
Occupancy	83	81	79	2	4
Other operating expense	105	101	91	4	14
Noninterest expense	$1,058	$1,010	$ 998	$ 48	$ 60
Full-time equivalents (FTEs)	17,843	17,463	17,405	380	438

Underlying efficiency ratio



60.2%
60.9%
59.5%
58.7%
64.3%
1Q21
2Q21
3Q21
4Q21
1Q22

Linked Quarter

- Underlying noninterest expense up 5%, which includes $13 million tied to the HSBC transaction; up 3% excluding acquisitions
  - Reflects higher salaries and employee benefits, given seasonal increases in payroll taxes and 401k costs, partially offset by lower incentive compensation tied to lower capital markets revenue
  - Results reflect strong expense discipline and the benefit of efficiency initiatives

Year-Over-Year

- Underlying noninterest expense up 2% excluding acquisitions
  - Reflects higher salaries and employee benefits given merit increases, as well as higher other operating expense associated with increased travel and advertising costs, partially offset by the benefit of efficiency initiatives

9

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

Loans and leases

Strong average loan growth of 3%, with commercial up 3% led by C&I

Average loans and leases[2]



$s in billions
$122.8
$123.5
$122.6
$125.2
$129.2
$60.9
$60.7
$58.7
$58.9
$60.6
$62.0
$62.8
$64.0
$66.3
$68.6
1Q21
2Q21
3Q21
4Q21
1Q22
Retail loans
Commercial loans and leases

Period-end loans and leases[2]



$s in billions
$122.2
$122.6
$123.3
$128.2
$131.3
$60.4
$59.1
$58.0
$60.4
$61.5
$61.8
$63.5
$65.4
$67.8
$69.8
1Q21
2Q21
3Q21
4Q21
1Q22
Retail loans
Commercial loans and leases

Linked Quarter

- Average loans up $3.9 billion, or 3%
  - Reflects 3% growth in retail driven by mortgage, auto and home equity
  - Commercial up 3%, driven by C&I; up 4% ex PPP[1]
- Period-end loans up $3.1 billion, or 2%
  - Reflects 3% growth in retail driven by mortgage, education and home equity
  - Commercial up 2%; up 3% ex PPP[1]
  - Period-end commercial line utilization up ~150 basis points to ~36%

Year-Over-Year

- Average loans up $6.3 billion, or 5%
  - Reflects 11% growth in retail, driven by mortgage, auto and education, partially offset by planned run off in personal unsecured
  - Commercial stable; excluding PPP up $3.9 billion, or 7%[1]
- Period-end loans up $9.1 billion, or 7%,
  - Reflects 13% growth in retail, given strength in mortgage, auto, education and home equity, partially offset by planned run off of personal unsecured installment loans
  - Commercial up 2%; excluding PPP up $5.8 billion, or 11%[1]

10

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

Average funding and cost of funds

HSBC transaction adds ~$6.3 billion of low-cost deposits

1Q22 Average deposits



$s in billions
$146.6
$150.3
$151.9
$153.0
$155.1
0.20%
0.16%
0.14%
0.13%
0.10%
0.14%
0.11%
0.09%
0.09%
0.07%
1Q21
2Q21
3Q21
4Q21
1Q22
Commercial
Consumer
Other
Total deposit costs
Interest-bearing deposit costs

Linked Quarter

- Average deposits up $2.1 billion, or 1%, driven by the $2.9 billion impact of the HSBC transaction; down 1% excluding HSBC, given seasonal impacts[1]
- Interest-bearing deposits costs of 10 bps, down 3 bps
- Total deposit costs down 2 bps; demand deposits 31% of total
- Period-end deposits up $4.4 billion, or 3%, including $6.3 billion impact of the HSBC transaction; down 1% excluding HSBC[1], given seasonal impacts, as well as continued normalization from elevated liquidity levels
- Period-end LDR ratio 82.7%

1Q22 Average deposit mix



3%
15%
31%
20%
31%
Demand
Money Market
Checking with interest
Savings
Term

Period-end LDR



81%
83%
83%
1Q21
4Q21
1Q22

Year-Over-Year

- Average deposits up $8.4 billion, or 6%, including the $2.9 billion impact of the HSBC transaction; up 4% excluding HSBC[1], given growth in lower-cost deposits, partially offset by decreases in money market and term deposits
- Total deposit costs down 7 bps and interest-bearing deposit costs down 10 bps
- Period-end deposit growth of $7.4 billion, or 5%, driven by the $6.3 billion impact of the HSBC transaction; up 1% excluding HSBC[1], given growth in lower-cost deposits, partially offset by decreases in money market and term deposits

11

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

Credit quality overview (1)

Credit provision benefit, net charge-offs



$s in millions
0.52%
0.25%
0.14%
0.14%
0.19%
$158
$78
$44
$45
$59
$(140)
$(213)
$(33)
$(25)
$(21)
1Q21
2Q21
3Q21
4Q21
1Q22
Provision (benefit) for credit losses(2)
Net Charge-offs
Net c/o ratio

Highlights

- NCOs of $59 million, or 19 bps of average loans and leases, up slightly from prior quarter
- Nonaccrual loans increased 5 bps to 0.60% of total loans QoQ, largely tied to residential real estate-secured loans exiting forbearance
- Underlying credit provision benefit of $21 million reflects the continuing strong credit performance across retail and commercial
  - Excludes $24 million day-1 CECL provision ("double count") tied to the HSBC transaction[4]
- 1Q22 ACL ratio of 1.43% compares with 1.51% in 4Q21 and 1.94% in 1Q21
- ACL to nonaccrual loans and leases ratio of 238% compares with 276% as of 4Q21 and 235% as of 1Q21

Allowance for credit losses



$s in millions
$2,372
$2,081
$2,004
$1,934
$1,878
1.94%
1.70%
1.63%
1.51%
1.43%
1Q21
2Q21
3Q21
4Q21
1Q22
Allowance for credit losses
Allowance to loan coverage ratio(3)

Nonaccrual loans



$s in millions
$1,008
$779
$747
$702
$789
0.82%
0.64%
0.61%
0.55%
0.60%
1Q21
2Q21
3Q21
4Q21
1Q22
Nonaccrual loans
Nonaccrual loans to total loans

12

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

13 HSBC ■ 1Q22 CET1 ratio of 9.7%, compares with 9.9% in 4Q21 ■ Paid $165 million in common dividends to shareholders in 1Q22 ■ Updated CET1 target operating range to 9.5% to 10.0% Capital remains strong $s in billions (period-end) 1Q21 2Q21 3Q21 4Q21 1Q22 Basel III basis(1)(2) Common equity tier 1 capital $ 14.9 $ 15.3 $ 15.6 $ 15.7 $ 15.6 Risk-weighted assets $ 147.8 $ 148.6 $ 151.8 $ 158.8 $ 161.9 Common equity tier 1 ratio 10.1% 10.3% 10.3% 9.9% 9.7 % Tier 1 capital ratio 11.4% 11.6% 11.6% 11.1% 10.9 % Total capital ratio 13.4% 13.5% 13.4% 12.7% 12.5 % See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 25. Closed: February 18, 2022 Deposit premium: ~$140MM Closed: April 6, 2022 Purchase price: $3.39B; ~72.2MM shares and ~$355MM cash Acquisition summary ISBC 4Q21 9.9 % Net Income 0.26 Common and preferred dividends (0.12) RWA growth (0.12) HSBC acquisition (0.20) Other (0.02) 1Q22 9.7 % CET1 ratio remains strong(3) Highlights Stock repurchases Priorities 2 3a Organic growth Prudently grow loan balances Sustainable dividend Targeting 35-40% dividend payout ratio1 3b M&A Growth through strategically and financially compelling acquisitions

Business highlights

Enterprise

Citizens well positioned to continue positive trajectory and support our communities

- TOP 7 progressing well; targeting pre-tax run-rate benefit of ~$100 million by YE2022
- Completed HSBC branch and Investors acquisitions; significantly build on physical presence in the NYC/New Jersey Metro area with the addition of more than 200 branches
- Citizens announced renewed sponsorship of the Girls Who Code Summer Immersion Program serving up to 6,000 students exploring careers in technology
- Citizens hosts fifth-annual Community Champion Award Contest; awards $10,000 each to 30 small businesses, including at least ten minority-owned and ten women-owned businesses

Consumer

Delivering on strategic pillars (digitization, national expansion, deepening)

- Migrated Citizens Access® to fully-cloud enabled core platform
- Announced Citizens EverValue Checking, a new overdraft-free checking account designed to increase banking access for underbanked and underserved communities
- EverValue Checking and Student Checking accounts certified as meeting the Bank On National Account Standards; Citizens is the first bank to offer both an overall certified checking account and a certified youth and teen checking account
- Planned 2Q22 launch of Citizens Paid Early™, allowing customers to receive direct deposits up to two days early

Commercial

Strong execution on strategy to deliver long-term value as the trusted advisor for our clients

- Strengthened capabilities to grow fees; record Global Markets revenue, up 82% YoY; consistently in top 10 in league tables for overall middle market book runner, ranked #3 with sponsor 1Q22[(1)]
- Announced new Treasury Solutions capabilities; Earned Wage Access enables clients to give employees on-demand access to earned pay, along with financial health tools
- Expanded partnership with FIS to allow Worldpay to process Card-to-Crypto® transactions for leading digital asset companies
- Pitching activity remained strong in 1Q22 with ~800 delivered to both corporate banking clients and prospects; new wins success continues to be in lead roles

My Banktracker Best of Banking 2022
Best Northeast Regional Bank

Humans Rights Campaign
3rd year in a row named a best place to work for LGBTQ equity by the Human Rights Campaign

Increasing digital engagement

- 1.9 million Mobile active users, **up 16% YoY**
- P2P Zelle transactions **up 24% YoY**
- Digital check deposits **~31% of total deposits**
- Virtual chat sessions **up 225% YoY**

14

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

FY2022 Revised outlook

	2021 Underlying[1]	2022 Underlying Outlook vs. 2021 Underlying		
		January Guidance	April Guidance	
		CFG ex HSBC/ISBC*	CFG ex HSBC/ISBC*	Total CFG*
Net interest income	$4,512MM	Up 3-5%; up high single digits ex PPP	Up 10-12%; ~$290-$330 million higher than January guide reflecting rates	Up 27-30% or ~$5.7-$5.9B
Balance sheet				
Avg. Loans	$123.6B	Up mid single digits; up high single digits ex PPP	Up mid single digits; up high single digits ex PPP	Up 20-22%
Avg. Earning Assets	$166.5B	Up slightly	Up slightly	Up 14-16%
Noninterest income	$2,135MM	Up 4-7% given strength in Capital Markets and Wealth, offsetting decline in mortgage fees	Up slightly; ~$100 million lower than January guide reflecting lower mortgage and capital markets fees	Up 3-7% or ~$2.2-$2.3B
Noninterest expense	$3,976MM	Up 5-6%; less than 3% excluding impact from Commercial fee-based acquisitions in 2H21	Up ~6%; up 3-4% excluding Commercial fee-based acquisitions in 2H21	Up 16-18% or ~$4.6-$4.7B
Net charge-off ratio	26 bps	Broadly stable/down slightly	Broadly stable/down slightly	Broadly stable/down slightly
CET1 ratio[2]	9.90%	Expect to maintain within 9.75-10.0% targeted range		~9.75%**
Tax rate	22.2%	~22%		~22-23%

Key 2022 interest rate assumptions

Forward curve	January 5, 2022	April 6, 2022
YE Fed Funds target range	0.75 - 1.00%	2.25 - 2.50%
YE 10-yr Treasury rate	~1.90%	~2.70%

Full-year ROTCE expected to be solidly within the 14-16% medium-term target range

* CFG ex HSBC/ISBC excludes impacts from the acquisitions of HSBC's East Coast Branches and Online deposits (closed 2/18/22), Investors Bancorp (closed 4/6/22) and the pending acquisition of DH Capital; Total CFG excludes only the pending acquisition of DH Capital

** Reflects impacts from expected notable items; see Appendix page 20 Notable Items outlook

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

15

2Q22 outlook vs. 1Q22

	1Q22 Underlying[1]	2Q22 Underlying Outlook	
		CFG ex HSBC/ISBC*	Total CFG*
Net interest income	$1,147MM	Up 6-8% reflecting the benefit of higher rates	Up 27-29% or ~$1,450-$1,480MM
Balance sheet			
Average Loans	$129.2B	Up 1-2%	Up 18-20%
Average Earning Assets	$169.3B	Up slightly	Up 15-17%
Noninterest income	$498MM	Up 3-5% reflecting some recovery in capital market fees and seasonality	Up 7-9% or ~$530-$545MM
Noninterest expense	$1,058MM	Up 1-2% given higher revenue-based compensation expense	Up 12-13% or ~$1,185-$1,200MM
Net charge-off ratio	19 bps	Broadly stable	Broadly stable
CET1 ratio[2]	9.7%		~9.75%

* CFG ex HSBC/ISBC excludes impacts from the acquisitions of HSBC's East Coast Branches and Online deposits (closed 2/18/22), Investors Bancorp (closed 4/6/22) and the pending acquisition of DH Capital; Total CFG excludes only the pending acquisition of DH Capital

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

16

17 Citizens well positioned to continue positive trajectory 2 3 Transformed bank since IPO – Repositioned Consumer and Commercial Banking businesses, with focus on attractive customer segments and sustainable growth – Significantly modernized and strengthened technology capabilities; digital first approach/business model 1 4 Strong franchise, in attractive markets with diversified business model – Recent acquisitions provide strong growth prospects in NYC Metro and the opportunity to capitalize on industry growth sectors in Commercial; innovation driving organic initiatives Citizens remains well capitalized and maintains ample liquidity – Transformed the balance sheet; significantly improved deposit base Intense focus on expense discipline and efficiency initiatives – TOP 7 making progress, targeting ~$100 million pre-tax run-rate benefit by YE2022 5 Key Attributes 6 Strong and proven Board and leadership team: track record of execution Successfully executing on our key strategic priorities to deepen customer relationships – Best-in-class digital-first Consumer bank with differentiated capabilities and expanding nationally – Enhancing Commercial coverage model, diversifying fee capabilities, expanding into high-growth sectors and supporting the growth of private capital

18 – Acquisitions already well-integrated, go-to-market strategy effective, gaining market share – Strong positioning to support growth of private capital sponsors – Increased focus on attractive high growth sectors Positive outlook for Citizens' 2022 performance Absolute and relative valuation highly attractive given performance, positioning and momentum NII will be materially higher given higher rate environment and reaffirmation of strong loan growth – Deposit franchise significantly better than previous cycle – Expecting higher loan growth in Commercial while constraining growth in Consumer to maintain attractive LDR – Maintain healthy level of asset sensitivity to benefit from further rise in rates Capital Markets pipelines remain strong; with improving market stability, expect growth for the balance of the year Investors/HSBC deals offer attractive synergies to drive distinction in NYC Metro, EPS and ROTCE accretion Expense discipline continues Credit metrics/migrations all in good shape across retail, commercial, CRE

Appendix

Notable items outlook[1]

($s in millions except per share data)	2Q22 Pre-tax	FY22 impacts Pre-tax
Integration expenses	~$100	~$200
HSBC Day 1 CECL provision expense ("double count")*	—	24
ISBC Day 1 CECL provision expense ("double count")*	~165	~165
TOP revenue and efficiency initiatives	~10	~40
Total notable items:	~$275	~$429

*Day 1 CECL reserve for non-credit impaired loans acquired

Impact of notable items incorporated in the 2Q22 and FY22 capital projections

20

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above.

Credit portfolio quality continues to improve



Retail portfolio FICOs(1)
$s in billions
$61.6
$69.8
<640
640-679
680-739
740-799
800+
6%
5%
18%
33%
38%
5%
5%
17%
34%
39%
4Q19
1Q22



Commercial portfolio risk ratings(1)
$s in billions
$57.5
$61.5
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3%
14%
25%
58%
3%
12%
16%
69%
4Q19
1Q22

Super prime/prime focused

- ~73% of the retail portfolio is secured; ~52% real estate and ~21% auto
- Mortgage weighted-average LTV of 60%; ~96% of the portfolio with FICO above 640
- ~50% of the HELOC portfolio is secured by 1st lien
  - ~98% CLTV less than 80; ~90% of HELOC has CLTV less than 70
- Education lending – FICO ~785
- Unsecured portfolio - FICO ~740
  - Credit card portfolio - FICO ~740
  - Personal unsecured - FICO ~755
  - Merchant finance portfolio - FICO ~735

Granular and diverse loan mix

- Disciplined capital allocation and risk appetite
  - Highly experienced leadership team
  - Focused client selection
  - Leveraged loans ~2% of total CFG loans, granular hold positions with an average outstanding of ~$12 million
- Reduced overall risk and driven down exposures
  - Areas of market concern down from ~11% of total CFG loans in 4Q19 to ~1% in 1Q22
- Migrated CRE portfolio toward larger, well-capitalized institutional and upper-middle market borrowers
  - ~82% of the CRE portfolio is project-secured
  - ~57% represented by income-producing projects

21

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

Allocation of allowance for credit losses by product type

$s in millions	December 31, 2021 Loans and Leases	Allowance	Coverage	Coverage (ex-PPP)[3]	March 31, 2022 Loans and Leases	Allowance	Coverage	Coverage (ex-PPP)[3]
Allowance for Loans and Lease Losses								
Commercial and industrial[1]	$44,500	$555	1.25 %	1.27 %	$45,724	$525	1.15 %	1.16 %
Commercial real estate	14,264	220	1.54		14,268	214	1.50	
Leases	1,586	46	2.92		1,529	39	2.54	
Total commercial	60,350	821	1.36	1.38	61,521	778	1.26	1.27
Residential mortgages	22,822	144	0.63		24,211	144	0.60	
Home equity	12,015	82	0.69		12,264	78	0.64	
Automobile	14,549	154	1.05		14,439	149	1.03	
Education	12,997	308	2.37		13,306	321	2.41	
Other retail	5,430	249	4.59		5,564	250	4.49	
Total retail loans	67,813	937	1.38		69,784	942	1.35	
Total loans and leases	$128,163	$1,758	1.37 %	1.38 %	$131,305	$1,720	1.31 %	
Allowance for Unfunded Lending Commitments[2]*								
Commercial[1]		$153	1.61 %	1.63 %		$147	1.50 %	1.51 %
Retail		23	1.42			11	1.37	
Total allowance for unfunded lending commitments		$176				$158		
Allowance for credit losses[2]	$128,163	$1,934	1.51 %	1.52 %	$131,305	$1,878	1.43 %	

Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $787 million and $417 million as of December 31, 2021 and March 31, 2022, respectively.

*Coverage ratios reflect total allowance for credit losses for the respective portfolio.

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 25.

22

23 Net income available to common shareholders and EPS $s in millions, except per share data ê17% $710 $587 4Q21 1Q22 Linked-quarter Underlying results(1) Return on average total tangible assets Return on average tangible common equity Average loans $s in billions Average deposits $s in billions é3% $3.5 2 $3.5 6 ê15% $125.2 $129.2 4Q21 1Q22 $153.0 $155.1 4Q21 1Q22 1.25% 1.06% 4Q21 1Q22 14.6% 13.0% 4Q21 1Q22 $537 $452 $1.26 $1.07 4Q21 1Q22 ê16% Pre-provision profit $s in millions See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 25. ê162 bps ê19 bpsé1%

24 $661 $587 1Q21 1Q22 Year-over-year Underlying results(1) Return on average total tangible assets ê11% Average loans $s in billions é5% Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity Average deposits $s in billions $3.5 2 ê38 bps $3.5 6 $122.8 $129.2 1Q21 1Q22 $146.6 $155.1 1Q21 1Q22 1.44% 1.06% 1Q21 1Q22 17.6% 13.0% 1Q21 1Q22 é6% Pre-provision profit $s in millions ê460 bps$603 $452 $1.41 $1.07 1Q21 1Q22 See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 25. ê24% ê25%

Notable items[1]

Quarterly results for first quarter 2022, fourth quarter 2021, and first quarter 2021 reflect notable items primarily related to integration costs associated with acquisitions, primarily HSBC East Coast branches and online deposits, Investors Bancorp, Inc. and JMP Group LLC, as well as TOP transformational and revenue and efficiency initiatives. First quarter 2022 also includes a $24 million pre-tax day-one CECL provision expense ("double count") notable item tied to the HSBC transaction. These notable items have been excluded from reported results to better reflect Underlying operating results.

Notable items - integration expense	1Q22		4Q21		1Q21	
$s in millions, except per share data	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax
Salaries & benefits	$ (4)	$ (3)	$ (3)	$ (2)	$ –	$ –
Equipment and software	–	–	(1)	(1)	–	–
Outside services	(28)	(21)	(22)	(17)	–	–
Occupancy	–	–	–	–	–	–
Other expense	(5)	(3)	(3)	(2)	–	–
Noninterest expense	$ (37)	$ (27)	$ (29)	$ (22)	$ –	$ –
EPS Impact - Noninterest expense integration expense		$ (0.07)		$ (0.05)		$ –
HSBC Day 1 CECL provision expense ("double count")	(24)	(18)	–	–	–	–
EPS Impact - HSBC Day 1 CECL provision expense		$ (0.04)		$ –		$ –
Total Integration Expense	$ (61)	$ (45)	$ (29)	$ (22)	$ –	$ –
EPS Impact - Total integration expense		$ (0.11)		$ (0.05)		$ –

Other notable items - primarily tax and TOP	1Q22		4Q21		1Q21	
$s in millions, except per share data	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax
Tax notable items	$ –	$ (3)	$ –	$ –	$ –	$ –
Other notable items- TOP & other actions						
Salaries & benefits	$ (2)	$ (1)	$ (2)	$ (2)	$ –	$ –
Equipment and software	(2)	(2)	(1)	(1)	(4)	(3)
Outside services	(7)	(5)	(15)	(11)	(7)	(5)
Occupancy	–	–	(5)	(4)	(9)	(7)
Other expense	–	–	1	1	–	–
Noninterest expense	$ (11)	$ (8)	$ (22)	$ (17)	$ (20)	$ (15)
Total Other Notable Items	$ (11)	$ (11)	$ (22)	$ (17)	$ (20)	$ (15)
EPS Impact - Other Notable Items		$ (0.03)		$ (0.04)		$ (0.04)
Total Notable Items	$ (72)	$ (56)	$ (51)	$ (39)	$ (20)	$ (15)
Total EPS Impact		$ (0.14)		$ (0.09)		$ (0.04)

See pages 26-27 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above.

25

26 Notes on Non-GAAP Financial Measures See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" and "excluding acquisitions" results exclude notable items and/or the impact of the acquisitions closed in this reporting period. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $787 million and $417 million as of December 31, 2021 and March 31, 2022, respectively. See slide 22 for more details on the calculations. General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. b. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. c. Select totals may not sum due to rounding. d. Based on Basel III standardized approach. Capital Ratios are preliminary. e. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. f. NIM excluding elevated cash adjusts interest-earning assets to exclude the impact of cash above targeted operating levels. Notes Notes on slide 3 - 1Q22 GAAP financial summary 1) See general note a). 2) Full-time equivalent employees. Notes on slide 4 - 1Q22 Underlying financial summary 1) See note on non-GAAP financial measures. Notes on slide 5 - Overview 1) See note on non-GAAP financial measures. 2) See general note d). Notes on slide 7 - Enhanced funding base will drive significant benefit from rising rates 1) Calculated using period-end balances 2) Calculated as floating rate wholesale funding borrowings as a percentage of total interest bearing liabilities and demand deposits. Notes on slide 8 - Noninterest income 1) Includes bank-owned life insurance income and other miscellaneous income for all periods presented. Notes on slide 9 - Noninterest expense 1) See above note on non-GAAP financial measures. Notes on slide 10 - Loans and leases 1) See note on non-GAAP financial measures. 2) See general note c). Notes on slide 11 - Average funding and cost of funds 1) See note on non-GAAP financial measures. Notes on slide 12 - Credit quality overview 1) Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing. 2) See note on non-GAAP financial measures. 3) Allowance for credit losses to nonperforming loans and leases. 4) Day 1 CECL reserve for non-credit impaired loans acquired. Notes on slide 13 - Capital remains strong 1) See general note d). 2) For regulatory capital purposes, in connection with the Federal Reserve’s final interim rule as of April 3, 2020, 100% of the $451 million Day-1 CECL impact recorded as of January 1, 2020 will be deferred over a two-year period ending January 1, 2022, at which time it will be phased in on a pro-rata basis over a three-year period ending January 1, 2025. Additionally, 25% of the cumulative reserve build of $923 million since January 1, 2020, or $231 million, will be phased in over the same time frame. 3) See general note c). Notes on slide 14 - Business highlights 1) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 1Q22 based on deals for Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million).

27 Notes continued Notes on slide 15 - FY2022 Revised outlook 1) See note on non-GAAP financial measures. 2) See general note d). Notes on slide 16 - 2Q22 outlook vs. 1Q22 1) See note on non-GAAP financial measures. 2) See general note d). Notes on slide 20 - Notable items outlook 1) See note on non-GAAP financial measures. Notes on slide 21 - Credit portfolio quality continues to improve 1) Reflects period-end loan balances. Notes on slide 22 - Allocation of allowance for credit losses by product type 1) Coverage ratio includes total commercial allowance for unfunded lending commitments and total commercial allowance for loan and lease losses in the numerator and total commercial loans and leases in the denominator. 2) Coverage ratio includes total retail allowance for unfunded lending commitments and total retail allowance for loan losses in the numerator and total retail loans in the denominator. 3) See note on non-GAAP financial measures. Notes on slide 23 - Linked-quarter Underlying results 1) See note on non-GAAP financial measures. Notes on slide 24 - Year-over-year Underlying results 1) See note on non-GAAP financial measures. Notes on slide 25 - Notable items 1) See note on non-GAAP financial measures.

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS							FULL YEAR
					1Q22 Change				
		1Q22	4Q21	1Q21	4Q21		1Q21		2021
					$	%	$	%	
Total revenue, Underlying:									
Total revenue (GAAP)	A	$1,645	$1,720	$1,659	($75)	(4%)	($14)	(1%)	$6,647
Less: Notable items		—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,645	$1,720	$1,659	($75)	(4%)	($14)	(1%)	$6,647
Noninterest expense, Underlying:									
Noninterest expense (GAAP)	C	$1,106	$1,061	$1,018	$45	4%	$88	9%	$4,081
Less: Notable items		48	51	20	(3)	(6)	28	140	105
Noninterest expense, Underlying (non-GAAP)	D	$1,058	$1,010	$998	$48	5%	$60	6%	$3,976
Pre-provision profit:									
Total revenue (GAAP)	A	$1,645	$1,720	$1,659	($75)	(4%)	($14)	(1%)	$6,647
Less: Noninterest expense (GAAP)	C	1,106	1,061	1,018	45	4	88	9	4,081
Pre-provision profit (GAAP)		$539	$659	$641	($120)	(18%)	($102)	(16%)	$2,566
Pre-provision profit, Underlying:									
Total revenue, Underlying (non-GAAP)	B	$1,645	$1,720	$1,659	($75)	(4%)	($14)	(1%)	$6,647
Less: Noninterest expense, Underlying (non-GAAP)	D	1,058	1,010	998	48	5	60	6	3,976
Pre-provision profit, Underlying (non-GAAP)		$587	$710	$661	($123)	(17%)	($74)	(11%)	$2,671
Provision (benefit) for credit losses, Underlying:									
Provision (benefit) for credit losses (GAAP)		$3	($25)	($140)	$28	NM	$143	NM	($411)
Less: Notable items		24	—	—	24	100	24	100	—
Provision (benefit) for credit losses, Underlying (non-GAAP)		($21)	($25)	($140)	$4	16%	$119	85%	($411)
Income before income tax expense, Underlying:									
Income before income tax expense (GAAP)	E	$536	$684	$781	($148)	(22%)	($245)	(31%)	$2,977
Less: Expense before income tax benefit related to notable items		(72)	(51)	(20)	(21)	(41)	(52)	NM	(105)
Income before income tax expense, Underlying (non-GAAP)	F	$608	$735	$801	($127)	(17%)	($193)	(24%)	$3,082
Income tax expense, Underlying:									
Income tax expense (GAAP)	G	$116	$154	$170	($38)	(25%)	($54)	(32%)	$658
Less: Income tax benefit related to notable items		(16)	(12)	(5)	(4)	(33)	(11)	(220)	(27)
Income tax expense, Underlying (non-GAAP)	H	$132	$166	$175	($34)	(20%)	($43)	(25%)	$685
Net income, Underlying:									
Net income (GAAP)	I	$420	$530	$611	($110)	(21%)	($191)	(31%)	$2,319
Add: Notable items, net of income tax benefit		56	39	15	17	44	41	NM	78
Net income, Underlying (non-GAAP)	J	$476	$569	$626	($93)	(16%)	($150)	(24%)	$2,397
Net income available to common stockholders, Underlying:									
Net income available to common stockholders (GAAP)	K	$396	$498	$588	($102)	(20%)	($192)	(33%)	$2,206
Add: Notable items, net of income tax benefit		56	39	15	17	44	41	NM	78
Net income available to common stockholders, Underlying (non-GAAP)	L	$452	$537	$603	($85)	(16%)	($151)	(25%)	$2,284

28

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS							FULL YEAR
					1Q22 Change				
					4Q21		1Q21		
		1Q22	4Q21	1Q21	$/bps	%	$/bps	%	2021
Operating leverage:									
Total revenue (GAAP)	A	$1,645	$1,720	$1,659	($75)	(4.33%)	($14)	(0.85%)	
Less: Noninterest expense (GAAP)	C	1,106	1,061	1,018	45	4.28	88	8.65	
Operating leverage						(8.61%)		(9.50%)	
Operating leverage, Underlying:									
Total revenue, Underlying (non-GAAP)	B	$1,645	$1,720	$1,659	($75)	(4.33%)	($14)	(0.85%)	
Less: Noninterest expense, Underlying (non-GAAP)	D	1,058	1,010	998	48	4.74	60	5.89	
Operating leverage, Underlying (non-GAAP)						(9.07%)		(6.74%)	
Efficiency ratio and efficiency ratio, Underlying:									
Efficiency ratio	C/A	67.23 %	61.68%	61.35 %	555 bps		588 bps		61.40 %
Efficiency ratio, Underlying (non-GAAP)	D/B	64.28	58.71	60.19	557 bps		409 bps		59.82
Effective income tax rate and effective income tax rate, Underlying:									
Effective income tax rate	G/E	21.70%	22.40%	21.76 %	(70) bps		(6) bps		22.10 %
Effective income tax rate, Underlying (non-GAAP)	H/F	21.70	22.61	21.85	(91) bps		(15) bps		22.21
Return on average common equity and return on average common equity, Underlying:									
Average common equity (GAAP)	M	$20,981	$21,320	$20,611	($339)	(2%)	$370	2%	$21,025
Return on average common equity	K/M	7.65 %	9.26%	11.57 %	(161) bps		(392) bps		10.49 %
Return on average common equity, Underlying (non-GAAP)	L/M	8.75	9.97	11.85	(122) bps		(310) bps		10.86
Return on average tangible common equity and return on average tangible common equity, Underlying:									
Average common equity (GAAP)	M	$20,981	$21,320	$20,611	($339)	(2%)	$370	2%	$21,025
Less: Average goodwill (GAAP)		7,156	7,092	7,050	64	1	106	2	7,062
Less: Average other intangibles (GAAP)		80	56	57	24	43	23	40	54
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	383	379	—	—	4	1	381
Average tangible common equity	N	$14,128	$14,555	$13,883	($427)	(3%)	$245	2%	$14,290
Return on average tangible common equity	K/N	11.36 %	13.57%	17.17 %	(221) bps		(581) bps		15.44 %
Return on average tangible common equity, Underlying (non-GAAP)	L/N	12.99	14.61	17.59	(162) bps		(460) bps		15.98
Return on average total assets and return on average total assets, Underlying:									
Average total assets (GAAP)	O	$188,317	$187,228	$182,569	$1,089	1%	$5,748	3%	$185,106
Return on average total assets	I/O	0.90 %	1.12%	1.36 %	(22) bps		(46) bps		1.25 %
Return on average total assets, Underlying (non-GAAP)	J/O	1.03	1.20	1.39	(17) bps		(36) bps		1.30

29

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					1Q22 Change			
					4Q21		1Q21	
		1Q22	4Q21	1Q21	$/bps	%	$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:								
Average total assets (GAAP)	P	$188,317	$187,228	$182,569	$1,089	1%	$5,748	3%
Less: Average goodwill (GAAP)		7,156	7,092	7,050	64	1	106	2
Less: Average other intangibles (GAAP)		80	56	57	24	43	23	40
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	383	379	—	—	4	1
Average tangible assets	Q	$181,464	$180,463	$175,841	$1,001	1%	$5,623	3%
Return on average total tangible assets	I/Q	0.94 %	1.17%	1.41 %	(23) bps		(47) bps	
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.06	1.25	1.44	(19) bps		(38) bps	
Tangible book value per common share:								
Common shares - at period-end (GAAP)	R	423,031,985	422,137,197	425,930,159	894,788	—%	(2,898,174)	(1%)
Common stockholders' equity (GAAP)		$20,060	$21,406	$20,688	($1,346)	(6)	($628)	(3)
Less: Goodwill (GAAP)		7,232	7,116	7,050	116	2	182	3
Less: Other intangible assets (GAAP)		115	64	54	51	80	61	113
Add: Deferred tax liabilities related to goodwill (GAAP)		387	383	380	4	1	7	2
Tangible common equity	S	$13,100	$14,609	$13,964	($1,509)	(10%)	($864)	(6%)
Tangible book value per common share	S/R	$30.97	$34.61	$32.79	($3.64)	(11%)	($1.82)	(6%)
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:								
Average common shares outstanding - basic (GAAP)	T	422,401,747	424,697,880	425,953,716	(2,296,133)	(1%)	(3,551,969)	(1%)
Average common shares outstanding - diluted (GAAP)	U	424,670,871	426,868,106	427,880,530	(2,197,235)	(1)	(3,209,659)	(1)
Net income per average common share - basic (GAAP)	K/T	$0.94	$1.17	$1.38	($0.23)	(20)	($0.44)	(32)
Net income per average common share - diluted (GAAP)	K/U	0.93	1.17	1.37	(0.24)	(21)	(0.44)	(32)
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.07	1.26	1.41	(0.19)	(15)	(0.34)	(24)
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.07	1.26	1.41	(0.19)	(15)	(0.34)	(24)

30

31 Non-GAAP financial measures and reconciliations QUARTERLY TRENDS 1Q22 Change 1Q22 4Q21 1Q21 4Q21 1Q21 $/bps % $/bps % Salaries and employee benefits, Underlying: Salaries and employee benefits (GAAP) $594 $551 $548 $43 8% $46 8% Less: Notable items 6 5 — 1 20 6 100 Salaries and employee benefits, Underlying (non-GAAP) $588 $546 $548 $42 8% $40 7% Equipment and software, Underlying: Equipment and software (GAAP) $150 $146 $152 $4 3% ($2) (1%) Less: Notable items 2 2 4 — — (2) (50) Equipment and software, Underlying (non-GAAP) $148 $144 $148 $4 3% $— —% Outside services, Underlying: Outside services (GAAP) $169 $175 $139 ($6) (3%) $30 22% Less: Notable items 35 37 7 (2) (5) 28 NM Outside services, Underlying (non-GAAP) $134 $138 $132 ($4) (3%) $2 2% Occupancy, Underlying: Occupancy (GAAP) $83 $86 $88 ($3) (3%) ($5) (6%) Less: Notable items — 5 9 (5) (100) (9) (100) Occupancy, Underlying (non-GAAP) $83 $81 $79 $2 2% $4 5% Other operating expense, Underlying: Other operating expense (GAAP) $110 $103 $91 $7 7% $19 21% Less: Notable items 5 2 — 3 150 5 NM Other operating expense, Underlying (non-GAAP) $105 $101 $91 $4 4% $14 15% $s in millions, except share, per share and ratio data

32 Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data QUARTERLY TRENDS 3Q21 2Q21 Total revenue, Underlying: Total revenue (GAAP) A $1,659 $1,609 Less: Notable items — — Total revenue, Underlying (non-GAAP) B $1,659 $1,609 Noninterest expense, Underlying: Noninterest expense (GAAP) C $1,011 $991 Less: Notable items 23 11 Noninterest expense, Underlying (non-GAAP) D $988 $980 Provision (benefit) for credit losses, Underlying: Provision (benefit) for credit losses (GAAP) E ($33) ($213) Less: Notable items — — Provision (benefit) for credit losses, Underlying (non-GAAP) F ($33) ($213) Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 60.92% 61.63% Efficiency ratio, Underlying (non-GAAP) D/B 59.55 60.92

33 Non-GAAP financial measures and reconciliations - excluding the impact of PPP loans QUARTERLY TRENDS 1Q22 Change 1Q22 4Q21 1Q21 4Q21 1Q21 $/bps % $/bps % Total commercial loans, excluding the impact of PPP loans: Total commercial loans (GAAP) A $61,521 $60,350 $60,413 $1,171 2% $1,108 2% Less: PPP loans 417 787 5,148 (370) (47) (4,731) (92) Total commercial loans, excluding the impact of PPP loans (non-GAAP) B $61,104 $59,563 $55,265 $1,541 3% $5,839 11% Average commercial loans, excluding the impact of PPP loans: Average commercial loans (GAAP) C $60,573 $58,900 $60,877 $1,673 3% ($304) —% Less: PPP loans 603 1,317 4,801 (714) (54) (4,198) (87) Average commercial loans, excluding the impact of PPP loans (non-GAAP) D $59,970 $57,583 $56,076 $2,387 4% $3,894 7% $s in millions

34 Non-GAAP financial measures and reconciliations - excluding the impact of Acquisitions QUARTERLY TRENDS 1Q22 Change 1Q22 4Q21 1Q21 4Q21 1Q21 $/bps % $/bps % Noninterest expense, excluding Acquisitions: Noninterest expense (GAAP) A $1,106 $1,061 $1,018 $45 4% $88 9% Less: Notable items 48 51 20 (3) (6) 28 140 Less: Acquisitions impact 37 21 — 16 76 37 100 Noninterest expense, excluding Acquisitions (non-GAAP) B $1,021 $989 $998 $32 3% $23 2% $s in millions, except ratio data

35 Non-GAAP financial measures and reconciliations - excluding HSBC Acquisition QUARTERLY TRENDS 1Q22 Change 1Q22 4Q21 1Q21 4Q21 1Q21 $/bps % $/bps % Total Deposits, excluding HSBC Acquisition Impact: Total Deposits (GAAP) A $158,776 $154,361 $151,349 $4,415 3% $7,427 5% Less: HSBC Acquisition Impact 6,303 — — 6,303 100 6,303 100 Total Deposits, excluding HSBC Acquisition Impact (non-GAAP) B $152,473 $154,361 $151,349 ($1,888) (1%) $1,124 1% Total Average Deposits, excluding HSBC Acquisition Impact: Total Average Deposits (GAAP) C $155,083 $153,004 $146,649 $2,079 1% $8,434 6% Less: HSBC Acquisition Impact 2,881 — — 2,881 100 2,881 100 Total Average Deposits, excluding HSBC Acquisition Impact (non-GAAP) D $152,202 $153,004 $146,649 ($802) (1%) $5,553 4% $s in millions, except ratio data